                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington D.C. 20549
                              --------------

                                 FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              October 21, 1997
                              ----------------
               Date of Report (Date of earliest event reported)

                                ML DIRECT INC.
                                --------------
             (Exact name of registrant as specified in its charter)


       Delaware                         000-21211              13-3842020
       --------                         ---------              ----------
 (State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization         File Number)             Identification)
       No.)


          645 Fifth Avenue
         New York, New York                                       10022
         ------------------                                       ------
(Address of principal executive offices)                        (Zip code)

                                           (212) 355-5634
                                           ---------------
                            (Registrant's telephone number, including area code)

Item 2.  Acqusition or Disposition of Assets.

    On October 21, 1997, pursuant to an Asset Purchase Agreement (the "Agreement"), ML Direct Inc. (the "Company") sold certain assets to Star Shoppe Direct, Inc. ("Star Shoppe"), a Florida corporation wholly-owned by Benedict V. White ("White"), the then Executive Vice President of the Company. In the transaction, (i) the Company received cash consideration of $118,000, (ii) the Company retained a 50% interest in the gross revenue, if any, paid to Star Shoppe as a result of a certain infomercial, (iii) Star Shoppe assumed the Company's lease of office space in Clearwater, Florida, and an equipment lease, and Star Shoppe acquired the office furnishings at the Clearwater location, and (iv) the Company assigned certain contracts, contract rights, trademarks and potential contractual and business relations to Star Shoppe. The consideration received by the Company was determined in arms-length negotiations between the Company and Mr. White. In connection with the transaction the Company and Mr. White entered into a Separation Agreement and Release pursuant to which Mr. White's employment relationship with the Company was terminated effective as of September 12, 1997, and the Company and Mr. White exchanged mutual releases. The foregoing summary is not a complete description of the terms of the reported transaction; reference is made to the Exhibits attached hereto as Exhibits 2.1 through 2.5, each of which is incorporated herein by reference. Such summary is qualified in its entirety by such reference.

Item 5.  Other Events.

    As of October 24, 1997, James Lawless resigned as the Company's President. The Company's Chairman, Nancy Shalek, has been elected President of the Company.

    The Company has moved its principal executive offices to 645 Fifth Avenue, Suite 1102, New York, NY 10022.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of business acquired.
    Not applicable.

(b) Pro forma financial information.

    To be filed shortly.

(c) Exhibits.

    2.1 Asset Purchase Agreement among ML Direct Inc. (the "Company"), Star Shoppe Direct, Inc. ("Star Shoppe") and Benedict V. White ("White"), dated as of October 20, 1997.

    2.2 Bill of Sale, dated as of October 20, 1997, from the Company to Star Shoppe.

    2.3 Assignment and Assumption Agreement, dated as of October 20, 1997, between the Company and Star Shoppe.

    2.4  Assignments of Trademarks, from the Company to Star Shoppe.

    2.5 Separation Agreement and Release, dated as of October 20, 1997, between the Company and White.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ML DIRECT INC.



Date:  November 5, 1997           By:/s/ Nancy Shalek
                                     -----------------------
                                  Nancy Shalek
                                  Chairman, Chief Executive Officer
                                  and President